UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 7, 2014

Swift Transportation Company (Exact name of Registrant as specified in charter)
Delaware	001-35007	20-5589597
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2200 South 75th Avenue, Phoenix, Arizona		85043
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (602) 269-9700

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On April 7, 2014, Swift Transportation Company (the “Company”) issued a press release updating its range for the first quarter 2014 earnings and timing of earnings release and Q&A call. A copy of this press release is attached hereto as Exhibit 99.  This information is furnished for purposes of Regulation FD.

The information contained herein and in the accompanying Exhibit shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information furnished in this report on Form 8-K, including Exhibit 99, shall be deemed to be “furnished” and therefore shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”), or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. This information will not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely by regulation FD.

Item 9.01     Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description

Exhibit 99	Press release issued by the Company on April 7, 2014, “Swift Transportation Announces Updated Range For First Quarter 2014 Earnings and Timing of Earnings Release and Q&A Call”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SWIFT TRANSPORTATION COMPANY

By:	/s/ VIRGINIA HENKELS

Name:	Virginia Henkels
Title:	Executive Vice President and Chief Financial Officer

Dated: April 7, 2014